10. INCOME TAXES	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
10. INCOME TAXES

10. Income Taxes

A reconciliation of income taxes at the U.S. federal statutory rate to the benefit for income taxes is as follows:

	Year ended December 31,
	2011	2010

Benefit at US federal statutory rate	(2,116,237)	(2,022,222)
State taxes - deferred	(373,454)	(272,271)
Beneficial conversion feature	189,182	45,108
Increase in valuation allowance	2,076,757	2,582,235
Research and development credits	(97,013)	(332,850)
Benefit for income taxes	$(320,765)	$—

Deferred tax assets:
Federal and state net operating loss carryforwards	10,267,000	7,612,221
Federal and state research credits	1,890,966	1,793,953

Total gross deferred tax assets	12,157,966	9,406,174
Less: valuation allowance for deferred tax assets	(12,157,966)	(9,406,174)
Net deferred tax assets	—	—

As of December 31, 2011, the Company had federal and state net operating loss carryforwards of approximately $25.0 million and $21.3 million, respectively, The Company also had federal and state research and development tax credit carryforwards of approximately $1.2 million and $0.7 million, respectively. The net operating loss carryforwards and tax credits will expire at various dates beginning in 2027 if not utilized.

During the year ended December 31, 2010, the Company received a Federal Research and Development Grant in the amount of $244,479 under Section 48D of the Internal Revenue Code for a Qualified Therapeutic Discovery Project.

The Company received $320,765 and $617,615 in January 2011 and January 2012, respectively, from the sale of net operating loss and research and development credit carryforwards under the NJ EDA Technology Business Tax Certificate Transfer Program. These amounts are recorded on the financial statements as income tax benefits in the year they are received.